Neither THIS OPTION nor the shares issuable upon exercise of the option HAve BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

White Mountain Titanium Corporation

STOCK OPTION AGREEMENT

White Mountain Titanium Corporation, a Nevada corporation (the “Company”), desiring to afford an opportunity to Wei Lu (the “Grantee”) to purchase certain shares of the Company’s common stock (the “Common Stock”), to provide the Grantee with an added incentive to serve as a director of the Company, hereby grants to the Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares specified below, during the term ending at midnight (prevailing local time at the Company’s principal offices) on the expiration date of this option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

1.           Grant of Option. The Company hereby irrevocable grants to Grantee the right and option to purchase all or any part of an aggregate of 82,500 shares of Common Stock on the terms and conditions hereof (the “Option”). This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code.

2.           Exercise Price. The exercise price of this Option shall be $1.00 per share.

3.           Expiration Date. This Option shall expire five years from the commencement of the term of appointment as director on June 30, 2013.

4.           Method of Exercise. This Option may be exercised by delivery of a notice of exercise, a form of which is attached hereto as Exhibit “A” and incorporated herein by this reference, setting forth the number of Options to be exercised together with either:

a.           A certified check or bank check payable to the order of the Company in the amount of the full exercise price of the Common Stock being purchased;

b.           Shares of Common Stock of the Company already owned by the Grantee equal to the exercise price with the Common Stock valued at its fair market value based on the closing sale price for the Common Stock on the day last preceding the date of the exercise of such Option, as reported on the OTC Bulletin Board; provided that, if the Common Stock is not quoted on the OTC Bulletin Board, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted for trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market as reported by Bloomberg LP or similar generally accepted reporting service, as the case may be;

c.           Options granted hereby valued at the amount by which the fair market value (as determined in accordance with subparagraph (b) above) of the Common Stock subject to these options exceeds the exercise or purchase price provided on such options; or

d.           Cancellation of debt owed by the Company to the Grantee, including debt incurred for professional services rendered, employment relationships, or otherwise, upon presentation of an invoice for services provided to the Company.

As soon as practicable after receipt by the Company of such notice, a certificate or certificates representing such shares of Common Stock shall be issued in the name of the Grantee, or, if the Grantee shall so request in the notice exercising the Option, in the name of the Grantee and another person jointly, with right of survivorship, and shall be delivered to the Grantee. If this Option is not exercised with respect to all Common Stock subject hereto, Grantee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

5.           Shareholder’s Rights. The Grantee shall have the rights of a shareholder only with respect to Common Stock fully paid for by Grantee under this Option.

6.           Transferability. Except upon the prior written consent of the Company, the Option shall be exercisable only by the Grantee and shall not be assignable or transferable, in whole or in part, other than by will or by the laws of descent and distribution. Any such transfer shall be accompanied by an assignment of interest form, attached hereto as Exhibit “B” and incorporated herein, whereby the transferee agrees to be bound by the terms of this Option.

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7.           Adjustment to Number of Shares of Common Stock. In the event that the number of shares of Common Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Common Stock then covered by this Option shall be increased proportionately, with no increase in the total purchase price of the shares then so covered. In the event that the number of shares of Common Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Common Stock then covered by this Option shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Common Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Internal Revenue Code, or any amendment or successor statute of like tenor, then the total purchase price of the Common Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Common Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Common Stock of the Company plus the stock distributed in respect thereof. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Common Stock to its shareholders, the number of shares then subject to this Option, or the exercise price of this Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from this Option. No adjustment shall be made for cash dividends, for the issuance of additional shares of Common Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.

8.           Withholding. If the exercise of this Option is subject to withholding taxes, such requirements may, at the discretion of the Board or a duly authorized committee, and to the extent permitted by the then governing provisions of law, be met (i) by the holder of this Option either delivering shares of Common Stock or canceling Options with a fair market value equal to such requirements, such fair market value to be determined by the Board; (ii) by the Company withholding shares of Common Stock subject to this Option with a fair market value equal to such requirements, such fair market value to be determined by the Board; (iii) by the Grantee delivering with the Form of Exercise funds equal to the amount of such taxes; or (iv) by the Company making such withholding payments and the Grantee reimbursing the Company such amount paid within 10 days after written demand therefor from the Company. In no event, however, shall the Company be permitted to require payment from the Grantee in excess of the maximum required tax withholding rates.

9.           Availability of Shares. During the term of this Option, the Company shall at all times reserve for issuance the number of shares of Common Stock subject to this Option.

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10.         Requirements of Law. By accepting this Option, the Grantee represents and agrees for himself and his transferees that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (b) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with a view to or for sale in connection with any distribution. No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state, or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Company. The Grantee, for himself and his transferees, agrees to provide information reasonably requested by the Company in order to satisfy the requirements of any exemption from the registration provisions of federal or state securities laws.

11.         No Right of Employment. Nothing contained in this Option shall be construed as conferring on the Grantee any right to continue or remain as an employee of the Company or its subsidiaries.

13.         Miscellaneous

a.           Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made when served personally or when deposited in the United States mail, certified return receipt requested, addressed as follows, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this subsection:

Grantee:	At the address set forth on the signature page.

Company:	Enrique Foster Sur 20, Piso 19
Las Condes, Santiago
Chile

with copy to:	Ronald N. Vance
Attorney at Law
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095

b.           Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by statute.

c.           Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

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d.           Partial Invalidity. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition, or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

e.           Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the parties hereto relating to the subject matter of this Agreement.

f.            Interpretation of Agreement. This Agreement shall be interpreted and construed as if equally drafted by all parties hereto.

g.           Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any party, or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

h.           Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transactions contemplated herein.

i.            Amendment. This Agreement or any provision hereof may not be changed, waived, terminated, or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

j.            Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

k.          Headings. The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

l.            Counterparts. This Agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has executed this document the respective day and year set forth below.

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Company:		White Mountain Titanium Corporation

Date: March 5, 2009	By	/s/ Brian Flower

	Its:	Executive Chairman

Grantee:

Date: March 5, 2009	/s/ Wei Lu
Wei Lu

120 Lindon Street
Address
Needham, MA 02492

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EXHIBIT “A”

FORM OF EXERCISE

(To be signed only upon exercise of Option)

To: White Mountain Titanium Corporation (the “Company”)

The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, __________________ shares of Common Stock of the Company.

1.           Payment. Enclosed is payment of the exercise price of the Common Stock to be acquired in the following form of payment:

a.   A certified check or bank check in the amount of $__________________;

b.   ___________________ shares of Common Stock valued at $_______________________;

c.   Cancellation of __________________ options valued at $__________________; and/or

d.   Cancellation of debt in the amount of $_______________.

2.           Certificate Information. Please have the certificate(s) registered in the name of ______________________ and delivered to ________________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new Option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

3.          Restricted Securities. The shares of Common Stock issued pursuant to this exercise have not been registered under the Securities Act and are being issued to the undersigned in reliance upon the exemption from such registration as noted below. The undersigned hereby confirms that he has been informed that the shares are restricted securities under the Securities Act and may not be resold or transferred unless they are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, the undersigned acknowledges that he is prepared to hold the shares for an indefinite period. The shares are being issued under the Securities Act pursuant to (check the applicable box):

☐	the exemption in Rule 504;
☐	the exemption in Rule 505;
☐	the exemption in Rule 506;
☐	the exemption in Section 4(2);
☐	the exemption in Section 4(6);
☐	a Regulation A Offering Circular, dated _____________;

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☐	other: ________________________________.

4.           Restrictions on Disposition of Shares. The undersigned shall make no disposition of the shares unless and until the undersigned shall have:

(a)          provided the Company with a written summary of the terms and conditions of the proposed disposition.

(b)          complied with all requirements of this Agreement applicable to the disposition of the shares.

(c)          provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the shares under the Securities Act, or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144) has been taken.

The Company shall not be required (i) to transfer on its books any shares which have been sold or transferred in violation of the provisions of this Agreement, or, (ii) to treat as the owner of the shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the shares have been transferred in contravention of this Agreement.

5.           The stock certificates for the shares shall be endorsed with restrictive legends substantially similar to the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS OR UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

DATED this ___________ day of ____________________ 200____.

Signature of Grantee

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EXHIBIT “B”

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(Please print or type name and address)

Please insert social security or other identifying number: _________________________

_____________ of the Options represented by this Stock Option Agreement, and hereby irrevocably constitutes and appoints any officer of the Company or its transfer agent and registrar as lawful Attorney to transfer this Option on the books of the Company, with full power of substitution in the premises.

Dated: ____________, 200___

Signature of Registered Owner

Print Name

IMPORTANT: Every registered owner of this Option must sign it to assign or otherwise transfer the Options. The above signature or signatures must correspond with the name or names of the registered owner of the Options on the books and records of the Company in every particular, without alteration, enlargement or any change whatever.

The undersigned transferee hereby agrees to be bound by the terms and conditions of the Stock Option Agreement dated February 6th, 2009, by and between the Company and John May

Dated: ____________, 200___

Signature of Transferee

Print Name

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